Exhibit 4.7

NOTE CERTIFICATE

[Face of Certificate]

THE NOTES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE NOTES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

US$58,000,000                                                                                                                                                                                 No. 001

Babylon Holdings Limited

(incorporated with limited liability under the laws of Jersey)

US$200,000,000 Notes due 2026

This Certificate is issued in in respect of the US$200,000,000 Notes due 2026 (the Notes) of Babylon Holdings Limited (the Issuer) issued in Authorised Denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out below. Words and expressions defined in the Conditions shall bear the same meaning when used in this Certificate. This Certificate is issued with the benefit of, and subject to the provisions contained in, the Conditions and the Deed Poll.

This Certificate is issued in respect of Notes having an aggregate principal amount of:

U.S.$58,000,000 (FIFTY EIGHT MILLION UNITED STATES DOLLARS)

THIS IS TO CERTIFY that AlbaCore Partners II Investment Holdings D Designated Activity Company is/are the registered holder(s) of the Notes to which this Certificate relates and is/are entitled to such interest and other amounts as are payable under the Conditions, all subject to and in accordance with the Conditions.The statements in the legend set out above are an integral part of the terms of this Certificate and, by acceptance of this Certificate, the registered holder of the Notes to which this Certificate relates agrees to be subject to and bound by the terms and provisions set out in the legend.

This Certificate is not a document of title. Entitlements are determined by entry in the Register and only the duly registered holder from time-to-time is entitled to payment in respect of this Certificate.

Any notices in connection with this Note shall be sent Notices@albacorecapital.com (with a copy to Ipeer@albacorecapital.com and legal@albacorecapital.com) to the attention of the Directors (copy to: Legal Department).

This Certificate and any non-contractual obligations arising out of or in connection with it, shall be governed by and construed in accordance with English law.

If any provision in or obligation under the Notes evidenced by this Certificate is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair (i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under the Notes evidenced by this Certificate, or (ii) the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision in or obligation under the Notes evidenced by this Certificate.

[Liberty – Note Certificate]

IN WITNESS whereof this Certificate has been executed on behalf of the Issuer.

Dated

EXECUTED as a DEED by

BABYLON HOLDINGS LIMITED

By:

Name:	Ali Parsadoust
Title:	Director

By:

Name:	Mairi Johnson
Title:	Director

[Liberty – Note Certificate]

[Reverse of Note]

CONDITIONS OF THE NOTES

ISSUER

Babylon Holdings Limited

[Liberty – Note Certificate]

Form of Transfer of Note

FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) to:

(Please print or type name and address (including postal code) of transferee)

US$[●] principal amount of the Notes evidenced by this Certificate and all rights hereunder, hereby irrevocably constituting and appointing Babylon Holdings Limited as attorney to transfer such principal amount of Notes in the register maintained by Babylon Holdings Limited with full power of substitution.

Signature(s)

The undersigned is acquiring US$[●] principal amount of the Notes evidenced by this Certificate and agrees to be bound by the obligations equivalent to those from which the transferor was bound under the Notes.

Signature(s)

Date:

NOTE:

1.

This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions, must be endorsed on the Certificate to which this form of transfer relates and must be executed under the hand of the transferor or, if the transferor is a corporation, this form of transfer must be executed either under its common seal or (a) in the case of a company incorporated in England and Wales, under the hand of two of its officers duly authorised in writing or (b) in the case of a foreign company, by way of the signature of any person(s) who, under the laws of the country of incorporation of that company, is/are acting under the authority of the company, and, in the case of (a) and (b) the document so authorising the officers must be delivered with this form of transfer.

2.

The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Certificate in every particular, without alteration or enlargement or any change whatever.

[Liberty – Note Certificate]

NOTE CERTIFICATE

[Face of Certificate]

THE NOTES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE NOTES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

US$137,000,000                                                                                                                                                                                 No. 002

Babylon Holdings Limited

(incorporated with limited liability under the laws of Jersey)

US$200,000,000 Notes due 2026

This Certificate is issued in in respect of the US$200,000,000 Notes due 2026 (the Notes) of Babylon Holdings Limited (the Issuer) issued in Authorised Denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out below. Words and expressions defined in the Conditions shall bear the same meaning when used in this Certificate. This Certificate is issued with the benefit of, and subject to the provisions contained in, the Conditions and the Deed Poll.

This Certificate is issued in respect of Notes having an aggregate principal amount of:

U.S.$137,000,000 (ONE HUNDRED AND THIRTY SEVEN MILLION UNITED STATES DOLLARS)

THIS IS TO CERTIFY that AlbaCore Partners III Investment Holdings Designated Activity Company is/are the registered holder(s) of the Notes to which this Certificate relates and is/are entitled to such interest and other amounts as are payable under the Conditions, all subject to and in accordance with the Conditions.The statements in the legend set out above are an integral part of the terms of this Certificate and, by acceptance of this Certificate, the registered holder of the Notes to which this Certificate relates agrees to be subject to and bound by the terms and provisions set out in the legend.

This Certificate is not a document of title. Entitlements are determined by entry in the Register and only the duly registered holder from time-to-time is entitled to payment in respect of this Certificate.

Any notices in connection with this Note shall be sent to Notices@albacorecapital.com (with a copy to Ipeer@albacorecapital.com and legal@albacorecapital.com) to the attention of the Directors (copy to: Legal Department).

This Certificate and any non-contractual obligations arising out of or in connection with it, shall be governed by and construed in accordance with English law.

If any provision in or obligation under the Notes evidenced by this Certificate is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair (i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under the Notes evidenced by this Certificate, or (ii) the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision in or obligation under the Notes evidenced by this Certificate.

[Liberty – Note Certificate]

IN WITNESS whereof this Certificate has been executed on behalf of the Issuer.

Dated

EXECUTED as a DEED by

BABYLON HOLDINGS LIMITED

By:

Name:	Ali Parsadoust
Title:	Director

By:

Name:	Mairi Johnson
Title:	Director

[Liberty – Note Certificate]

[Reverse of Note]

CONDITIONS OF THE NOTES

ISSUER

Babylon Holdings Limited

[Liberty – Note Certificate]

Form of Transfer of Note

FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) to:

(Please print or type name and address (including postal code) of transferee)

US$[●] principal amount of the Notes evidenced by this Certificate and all rights hereunder, hereby irrevocably constituting and appointing Babylon Holdings Limited as attorney to transfer such principal amount of Notes in the register maintained by Babylon Holdings Limited with full power of substitution.

Signature(s)

The undersigned is acquiring US$[●] principal amount of the Notes evidenced by this Certificate and agrees to be bound by the obligations equivalent to those from which the transferor was bound under the Notes.

Signature(s)

Date:

NOTE:

1.

This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions, must be endorsed on the Certificate to which this form of transfer relates and must be executed under the hand of the transferor or, if the transferor is a corporation, this form of transfer must be executed either under its common seal or (a) in the case of a company incorporated in England and Wales, under the hand of two of its officers duly authorised in writing or (b) in the case of a foreign company, by way of the signature of any person(s) who, under the laws of the country of incorporation of that company, is/are acting under the authority of the company, and, in the case of (a) and (b) the document so authorising the officers must be delivered with this form of transfer.

2.

The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Certificate in every particular, without alteration or enlargement or any change whatever.

[Liberty – Note Certificate]

NOTE CERTIFICATE

[Face of Certificate]

THE NOTES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE NOTES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

US$5,000,000                                                                                                                                                                                 No. 003

Babylon Holdings Limited

(incorporated with limited liability under the laws of Jersey)

US$200,000,000 Notes due 2026

This Certificate is issued in in respect of the US$200,000,000 Notes due 2026 (the Notes) of Babylon Holdings Limited (the Issuer) issued in Authorised Denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out below. Words and expressions defined in the Conditions shall bear the same meaning when used in this Certificate. This Certificate is issued with the benefit of, and subject to the provisions contained in, the Conditions and the Deed Poll.

This Certificate is issued in respect of Notes having an aggregate principal amount of:

U.S.$5,000,000 (FIVE MILLION UNITED STATES DOLLARS)

THIS IS TO CERTIFY that AlbaCore Strategic Investments LP is/are the registered holder(s) of the Notes to which this Certificate relates and is/are entitled to such interest and other amounts as are payable under the Conditions, all subject to and in accordance with the Conditions.The statements in the legend set out above are an integral part of the terms of this Certificate and, by acceptance of this Certificate, the registered holder of the Notes to which this Certificate relates agrees to be subject to and bound by the terms and provisions set out in the legend.

This Certificate is not a document of title. Entitlements are determined by entry in the Register and only the duly registered holder from time-to-time is entitled to payment in respect of this Certificate.

Any notices in connection with this Note shall be sent to Notices@albacorecapital.com (with a copy to Ipeer@albacorecapital.com and legal@albacorecapital.com) to the attention of the Directors (copy to: Legal Department).

This Certificate and any non-contractual obligations arising out of or in connection with it, shall be governed by and construed in accordance with English law.

If any provision in or obligation under the Notes evidenced by this Certificate is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair (i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under the Notes evidenced by this Certificate, or (ii) the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision in or obligation under the Notes evidenced by this Certificate.

[Liberty – Note Certificate]

IN WITNESS whereof this Certificate has been executed on behalf of the Issuer.

Dated

EXECUTED as a DEED by

BABYLON HOLDINGS LIMITED

By:

Name:	Ali Parsadoust
Title:	Director

By:

Name:	Mairi Johnson
Title:	Director

[Liberty – Note Certificate]

[Reverse of Note]

CONDITIONS OF THE NOTES

ISSUER

Babylon Holdings Limited

[Liberty – Note Certificate]

Form of Transfer of Note

FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) to:

(Please print or type name and address (including postal code) of transferee)

US$[●] principal amount of the Notes evidenced by this Certificate and all rights hereunder, hereby irrevocably constituting and appointing Babylon Holdings Limited as attorney to transfer such principal amount of Notes in the register maintained by Babylon Holdings Limited with full power of substitution.

Signature(s)

The undersigned is acquiring US$[●] principal amount of the Notes evidenced by this Certificate and agrees to be bound by the obligations equivalent to those from which the transferor was bound under the Notes.

Signature(s)

Date:

NOTE:

1.

This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions, must be endorsed on the Certificate to which this form of transfer relates and must be executed under the hand of the transferor or, if the transferor is a corporation, this form of transfer must be executed either under its common seal or (a) in the case of a company incorporated in England and Wales, under the hand of two of its officers duly authorised in writing or (b) in the case of a foreign company, by way of the signature of any person(s) who, under the laws of the country of incorporation of that company, is/are acting under the authority of the company, and, in the case of (a) and (b) the document so authorising the officers must be delivered with this form of transfer.

2.

The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Certificate in every particular, without alteration or enlargement or any change whatever.

[Liberty – Note Certificate]